EXHIBIT 99.5


                               SPIDERBOY.COM, INC.
                             (A Development Company)

                              FINANCIAL STATEMENTS

                  PERIOD FROM INCEPTION (NOVEMBER 18, 1999) TO
                                  JUNE 30, 2000


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Independent Auditors' Report................................................  1


Financial Statements:

  Balance Sheet.............................................................  2

  Statement of Operations...................................................  4

  Statement of Stockholders' Equity.........................................  5

  Statement of Cash Flows...................................................  6

  Notes to Financial Statements.............................................  7

                      CALLAHAN, JOHNSTON & ASSOCIATES, LLC
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

--------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS' REPORT


To The Board of Directors and
  Stockholders of Spiderboy.com, Inc.
  (A Development Stage Company)
Ft. Myers, Florida

We have audited the accompanying balance sheet of Spiderboy.com, Inc. (d/b/a Spiderboy.com) as of June 30, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period from November 18, 1999 (inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spiderboy.com, Inc. as of June 30, 2000, and the results of its operations and its cash flows for the period from November 18, 1999 (inception), to June 30, 2000, in conformity with generally accepted accounting principles.

As described in Note 2 to the financial statements, the ultimate recoverability of investments in the development stage and patent costs is dependent on future profitable operations, which presently cannot be determined.

/s/ Callahan, Johnston & Associates, LLC

CALLAHAN, JOHNSTON & ASSOCIATES, LLC
Minneapolis, Minnesota
September 6, 2000

--------------------------------------------------------------------------------

              7850 METRO PARKWAY, SUITE 207, MINNEAPOLIS, MN 55425
                   TELEPHONE: (952)858-7207 FAX: (952)858-7202
                        EMAIL: callahan_johnston@msn.com

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET

                                  JUNE 30, 2000


                      ASSETS
                      ------

Current assets:
    Cash                                                      $     18,406
                                                              ------------

Other assets:
    Organization costs, net of accumulated
      amortization of $26                                              171
    Purchased domain names and technology
      rights, net of accumulated
      amortization of $3,333                                        36,667
                                                              ------------

                Total other assets                                  36,838
                                                              ------------


                Total assets                                  $     55,244
                                                              ============


    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------

Current liabilities:
    Accounts payable                                          $        195
    Note payable - related party                                    14,500
                                                              ------------

                Total current liabilities                           14,695
                                                              ------------

Stockholders' equity:
    Preferred stock, no par value; authorized
      1,000,000 shares of Class B 8.75%
      convertible, no shares issued                                     --
    Common stock, no par value; authorized
      10,000,000 shares, issued: 4,004,000                          73,000
    Deficit accumulated during the
      development stage                                            (32,451)
                                                              ------------

                Total stockholders' equity                          40,549
                                                              ------------


                Total liabilities and stockholders' equity    $     55,244
                                                              ============


                 The accompanying notes are an integral part of
                           these financial statements.

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

                PERIOD FROM DATE OF INCEPTION (NOVEMBER 18, 1999)
                              THROUGH JUNE 30, 2000


Revenues                                                $         --
                                                        ------------

Expense:
    Advertising                                         $        181
    Amortization                                               3,360
    Bank service charges                                          53
    Domain name registration costs                            17,655
    Postage and delivery                                         272
    Printing and reproduction                                    660
    Professional and consulting fees                           8,994
    Repairs and maintenance                                      477
    State filing fees                                            594
    Telephone                                                    205
                                                        ------------

                Total expense                                 32,451
                                                        ------------

Net loss before income taxes                                 (32,451)

Income taxes                                                      --
                                                        ------------

Net loss                                                $    (32,451)
                                                        ============

Basic earnings (loss) per share                         $       (.01)
                                                        ============

Weighted average number of shares outstanding              3,563,142
                                                        ============


                 The accompanying notes are an integral part of
                           these financial statements.

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                Common Stock           Deficit
                                          ------------------------     During
                                           Number of                 Development
                                             Shares       Amount         Stage          Total
                                          ----------    ----------    ----------     ----------
Issuance of founders stock                 3,800,000    $    5,000    $       --     $    5,000

Issuance of stock at $.33 per share
    in March and June 2000                   204,000        68,000            --         68,000

Loss November 18,1999 to June 30, 2000            --            --       (32,451)       (32,451)
                                          ----------    ----------    ----------     ----------

Balances at June 30, 2000                  4,004,000    $   73,000    $  (32,451)    $   40,549
                                          ==========    ==========    ==========     ==========


   The accompanying notes are an integral part of these financial statements.

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                           Increase (Decrease) in Cash

                PERIOD FROM DATE OF INCEPTION (NOVEMBER 18, 1999)
                              THROUGH JUNE 30, 2000


Cash flows from operating activities:
    Net loss                                                        $   (32,451)
      Adjustments to reconcile net loss to cash flows from
        operating activities:
          Amortization                                                    3,360
          Accounts payable                                                  195
                                                                    -----------
                Net cash flows from operating activities                (28,896)
                                                                    -----------

Cash flows from investing activities:
    Incurrence of organization costs                                       (198)
                                                                    -----------

Cash flows from financing activities:
    Proceeds from common stock                                           73,000
    Principal reductions on note payable - related party                (25,500)
                                                                    -----------

                Net cash flows from financing activities                 47,500
                                                                    -----------

Increase in cash                                                         18,406

Cash - beginning of period                                                   --
                                                                    -----------

Cash - end of period                                                $    18,406
                                                                    ===========


Supplemental information:
    Interest paid                                                   $        --
                                                                    ===========
    Income taxes paid                                               $        --
                                                                    ===========


Summary of non cash activity:

    The Company issued founders' common stock in November 1999 and March 2000 with no stated value.

    In February 2000 the Company purchased domain names and technology rights from a related party through incurrence of a $40,000 note payable.


                 The accompanying notes are an integral part of
                           these financial statements.

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000


1.      Summary of Significant Accounting Policies and
        Other Information

        Company

        Spiderboy.com, Inc. (d/b/a Spiderboy.com) was formed under the laws of the State of Florida on November 18, 1999.

        The goal of the Company is to create "Spiderboy's Web" and "Spiderboy's Information Superhighway" (www.spiderboy.com), providing an organized system of internal portals linked first geographically and then categorically by content. This system will become much like an information highway with exits and stops for every country and for most major cities in each country. A user should be able to find approximately 90% of the information that he or she would normally access on the worldwide web, without tedious searches and without the possibility of inadvertently accessing pornographic websites. The access time should be efficient, and once within "Spiderboy's Web" and on "Spiderboy's Information Superhighway", a user has virtually no reason to leave until completion of his tasks.

        "Spiderboy's Web" will link geographical locations and content by Continents, Countries, Counties and Cities. The locations will be further organized into government, community organizations, hospitals, schools, clubs, etc. and, of course, commercial endeavors. These many portals will be linked to one another within "Spiderboy's Web", which will all be interlinked to feed traffic to other sites within the "Spiderboy's Web". One needs only to "point and click" to the geographical location anywhere within the world or the U.S. in which the information should reside to find practically anything that he or she needs on the worldwide web.

        At June 30, 2000 the Company owned 307 domain names for incorporation into "Spiderboy's Web" and "Spiderboy's Information Superhighway".


                                   (Continued)

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000



1.      Summary of Significant Accounting Policies and
        Other Information (Continued)

        Intangible Assets

        Organization costs are carried at cost and are being amortized over sixty months using the straight-line method.

        An intangible asset was recorded at the cost paid for domain names, search engine and technology rights, tradenames, and sites in progress purchased from Captiva Outlook Corporation, a related party (see Note
        3). This intangible asset is being amortized over sixty months using the straight-line method

        Stock-Based Consideration

        The Company has applied the fair value-based method of accounting for employee and nonemployee stock-based consideration and/or compensation in accordance with FASB Statement 123.

        Income Taxes

        The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse.

        The Company's net operating loss carryforward is fully allowed for at June 30, 2000. See Note 4.


                                   (Continued)

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000



1.       Summary of Significant Accounting Policies and
         Other Information (Continued)

         Concentrations, Risks and Uncertainties

             Use of Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             Key Personnel

             Marketing efforts, consulting services and technical and administrative efforts of the Company's majority stockholder have accounted for 100% of the Company's activities inception to date. This individual is not being compensated for these services. No employment agreement currently exists with this stockholder.

             Long-Lived Assets

             In accordance with SFAS 121, Accounting For The Impairment Of Long-Lived Assets And For Long-Lived Assets To Be Disposed Of, the Company reviews its long-lived assets and intangibles related to those assets periodically to determine potential impairment by comparing the carrying value of the long-lived assets outstanding with estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets and intangibles. To date, management has determined that no impairment of long-lived assets exists.


                                   (Continued)

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000



1.       Summary of Significant Accounting Policies and
         Other Information (Continued)

         Concentrations, Risks and Uncertainties

             Development Stage

             The Company has not commenced principal operations and is considered to be in the development stage (see Note 2).

             Domain "Squatting"

             Domain "squatting" is the process of registering domain names in the name of well known individuals or entities with the hope of selling these domain names back to the individual or entity. Recent court rulings and standards being implemented and enforced by Internet regulatory bodies have found this process to be inappropriate. Many recent cases have required transference of the domain name to the well known individual or entity at little, if any, consideration.

             The Company does not feel its registered domain names could be construed as domain "squatting". The Company's registered domain names are being incorporated into "Spiderboy's Web" and "Spiderboy's Information Superhighway". The Company is offering to link these registered domain names to existing sites for these geographical or business entities. In addition, the Company is offering to assist with development of these sites for the geographical or business entities.

             Since some of these registered domain names incorporate well known and/or trademarked names it is at least reasonably possible that a claim of domain "squatting" be brought against the Company. If such a claim was brought the Company feels its exposure would be limited to forfeiture of that name. Management does not feel such a forfeiture would materially impact the Company's operations.


                                   (Continued)

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000



1.       Summary of Significant Accounting Policies and
         Other Information (Continued)

         Earnings Per Share

         The Company has implemented FASB 128: Earnings Per Share. FASB 128 replaces the presentation of primary EPS with basic EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution from stock options and warrants and is computed using the treasury stock method. Under the treasury stock method stock options are assumed to have been exercised at the beginning of the period if the exercise price exceeds the average market price during the period. Stock options and warrants are excluded in the EPS calculation due to their antidulitive effect.

         Weighted-average shares for basic EPS
           inception (November 18, 1999) to June 30, 2000              3,563,142
                                                                       =========


2.       Development Stage Company

         From inception to June 30, 2000, the Company is deemed to be in the development stage. To date the Company has devoted the majority of its efforts to: raising capital; registration and/or acquisition of domain names and annual registration to protect these domain names; search engine and web site development; and researching and articulating the plan of operations for the purpose of introducing Spiderboy.com and thereafter for providing information services via the Internet. Planned principal operations have not yet commenced and the first principal revenues are not anticipated until 2001.

         Management feels that it can complete development of "Spiderboy's Web" and "Spiderboy's Information Superhighway" (see Note 1: Company) and generate sufficient site traffic that the Company can generate sufficient revenues to achieve profitable operations and thereby realize assets and settle obligations in the normal course of operations. No estimate can be made of the range of loss that is reasonably possible should the Company be unsuccessful.


                                   (Continued)

                               SPIDERBOY.COM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (NOVEMBER 18, 1999)
                                TO JUNE 30, 2000


3.       Related Party Transactions

             Office Space/Furniture and Equipment

             The Company currently receives office space and use of certain furniture and equipment from its majority stockholder under a month-to-month agreement at no cost. No value has been reflected for this donated rentals in the accompanying financial statements.

             Note Payable - Related Party

             In February 2000, the Company purchased domain names, websites in progress, and rights and technology relating to the Spiderboy.com search engine for a $40,000 note payable to Captiva Outback Corporation. Captiva Outback Corporation is wholly owned by the Company's majority stockholder. This note is unsecured and non interest bearing through August 17, 2000. After August 17, 2000 interest will accrue at 6% compounded monthly on an unpaid balance.


4.       Income Taxes

         The Company has fully allowed for its net operating carryforwards as follows:

             Deferred tax asset relating to net operating
               loss carryforwards                                     $   8,000
             Valuation allowance                                         (8,000)
                                                                      ---------

             Deferred tax asset                                       $      --
                                                                      =========

         At June 30, 2000, the Company has carryforwards available to offset future taxable income as follows:
                                                         Federal        State
                                                        ---------     ---------

             2015                                       $  32,000     $  32,000
                                                        =========     =========